UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2021

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAC	The Nasdaq Stock Market LLC
Rights	MCACR	The Nasdaq Stock Market LLC
Units	MCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on September 30, 2020, Mountain Crest Acquisition Corp, a Delaware corporation (“MCAC” or the “Company”), entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among MCAC, MCAC Merger Sub Inc., a wholly-owned subsidiary of MCAC (“Merger Sub”), Suying Liu (solely with respect to Section 7.2 and Article XI of the Merger Agreement) and Playboy Enterprises, Inc. (“Playboy”). Upon the closing of the transactions contemplated in the Merger Agreement, Merger Sub will merge with and into Playboy (the “Merger”) with Playboy surviving the Merger as a wholly owned subsidiary of MCAC. In addition, in connection with the consummation of the Business Combination, MCAC will be renamed “PLBY Group, Inc.” The transactions contemplated under the Merger Agreement relating to the Merger are referred to in this proxy statement as the “Business Combination” and the combined company after the Business Combination is referred to in this proxy statement as the “Combined Company.”

On February 9, 2021 at 10:00 a.m., Eastern Time, the Company held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, which was first mailed by the Company to its stockholders on or about January 22, 2021, and its proxy supplement filed with the SEC on February 2, 2021.

As of January 13, 2021, the record date for the Special Meeting, there were 7,542,491 shares of common stock issued and outstanding and entitled to vote. There were 4,449,114 shares of common stock presented in person or represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders.

PROPOSALS:

PROPOSAL 1:

To approve the transactions contemplated under the Agreement and Plan of Merger, dated as of September 30, 2020, by and among MCAC, MCAC’s wholly-owned subsidiary, Playboy Enterprises, Inc., and Suying Liu, referred to in the Proxy Statement as the Business Combination Proposal.

For	Against	Abstain
4,435,332	152	13,630

PROPOSAL 2:

To approve and adopt, assuming the Business Combination Proposal is approved and adopted, the proposed Second Amended and Restated Certificate of Incorporation of the Combined Company, or the Proposed Charter, referred to in the Proxy Statement as the Charter Proposal.

For	Against	Abstain
4,343,193	90,916	15,005

PROPOSAL 3:

To approve and adopt, on a non-binding advisory basis, certain differences between MCAC’s current Amended and Restated Certificate of Incorporation (the “existing charter”) and the Proposed Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as twelve separate sub-proposals, referred to in the Proxy Statement as the Advisory Charter Proposals. Each of the sub-proposals received the following votes:

Advisory Charter Proposal A — change the name of MCAC to PLBY Group, Inc.

For	Against	Abstain
4,435,095	204	13,815

Advisory Charter Proposal B —  change the total number of shares which MCAC shall have authority to issue to 155,000,000, comprising 150,000,000 shares of Common Stock, $0.0001 par value (“Common Stock”), and 5,000,000 shares of preferred stock, $0.0001 par value. The holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

For	Against	Abstain
4,312,041	120,173	16,900

Advisory Charter Proposal C —  deletes Article SIXTH of MCAC’s existing charter in its entirety.

For	Against	Abstain
4,421,784	1,408	25,922

Advisory Charter Proposal D — provide that the number of directors shall be fixed from time to time by resolution of the Board. If RT-ICON Holdings LLC, together with its affiliates and its and their successors and assigns (other than the Combined Company and its subsidiaries) (“RT”) owns at least 35% in voting power of MCAC, such resolution shall require the approval of a majority of the then in office directors appointed to the Board by RT (the “RT Directors”).

For	Against	Abstain
4,333,406	91,215	24,493

Advisory Charter Proposal E — provide that if RT owns at least 35% of the voting power of MCAC, vacancies on the Board shall be filled in accordance with the Voting Agreement. Any newly created directorship shall be filled solely by the vote of a majority of the total number of directors then in office or by a sole remaining director or by the stockholders, provided that at any time when RT owns less than 50% of the voting power of MCAC, any newly created directorship shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, or by a sole remaining director and shall not be filled by the stockholders. If RT owns at least 35% of the voting power of MCAC, any director appointed to fill a vacancy created by the resignation or removal of a RT Director shall require the vote of at least a majority of the RT Directors remaining on the Board.

For	Against	Abstain
4,337,319	92,147	19,648

Advisory Charter Proposal F — provide that directors may be removed with or without cause by the vote holders of shares representing a majority of the voting power of MCAC stock. If RT owns less than 50% of the voting power of MCAC, any such director may be removed only for cause and only by the vote of the holders of at least 66 2/3% of the voting power of MCAC.

For	Against	Abstain
4,338,124	93,463	17,527

Advisory Charter Proposal G — provide that, at any time RT owns at least 50% of the voting power of MCAC, any which could be taken at any meeting of stockholders of MCAC may be taken without a meeting if a consent in writing shall be signed by the holders of the shares of stock representing at least the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. At any time when RT owns less than 50% of the voting power of MCAC, any action which could be taken by the stockholders of MCAC may not be effected by any consent in writing by such holders in lieu of a meeting.

For	Against	Abstain
4,220,597	208,324	20,193

Advisory Charter Proposal H — provide that special meetings of the stockholders of MCAC may be called at any time only by the Secretary at the direction of the Board or by the Chairman of the Board. At any time RT owns at least 50% of the voting power of MCAC, special meetings of the stockholders of MCAC shall also be promptly called by the Secretary or by the Chairman of the Board upon the written request of holders of at least 50% of the voting power of MCAC.

For	Against	Abstain
4,339,053	91,378	18,683

Advisory Charter Proposal I — provide that MCAC waives any interest in, or interest in being offered, an opportunity to participate in a business activity or business opportunity presented to RT. MCAC waives business opportunities presented to its officers or directors in their individual capacity. MCAC does not renounce its interest in any corporate opportunity offered to any non-employee director if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of MCAC.

For	Against	Abstain
4,337,083	92,204	19,827

Advisory Charter Proposal J — provide that MCAC elects not to be governed by Section 203 of the DGCL. MCAC shall not engage in any business combination with any interested stockholder for three (3) years following the time that such stockholder became an interested stockholder, unless (i) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of MCAC outstanding at the time the transaction commenced, or (iii) at or subsequent to such time, the business combination is approved by the Board and authorized at a meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of MCAC which is not owned by the interested stockholder.

For	Against	Abstain
4,220,735	208,677	19,702

Advisory Charter Proposal K — provide that, if RT owns at least 50% of the voting power of MCAC, an affirmative vote of at least 66 2/3% of the voting stock of MCAC is required in order to adopt certain amendments to the Proposed Charter regarding the Board, amendments to the bylaws, indemnification, corporate opportunities and amendments to the charter. If RT owns less than 50% of the voting power of MCAC, then an affirmative vote of at least a majority of the voting power of the outstanding stock of MCAC is required to adopt such amendments to the Proposed Charter.

For	Against	Abstain
4,429,567	535	19,012

Advisory Charter Proposal L — provide that, if RT owns at least 50% of the voting power of MCAC, an affirmative vote of at least 66 2/3% of the voting power is required in order to adopt an amendment to the amended and restated bylaws. If RT owns less than 50% of the voting power of MCAC, then an affirmative vote of at least a majority of the voting power is required to adopt an amendment to the proposed amended and restated bylaws.

For	Against	Abstain
4,429,658	429	19,027

PROPOSAL 4:

To approve: (i) for purposes of complying with Nasdaq Listing Rule 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of common stock and the resulting change in control in connection with the Merger, (ii) for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of common stock at a price less than the market value of the common stock to an entity affiliated with certain executive officers of MCAC in the PIPE Investment to the extent that such issuance was deemed a form of “executive compensation” to these executive officers; and (iii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the common stock in connection with the PIPE Investment (upon the consummation of the Business Combination, which is referred to in the Proxy Statement as the Nasdaq Proposal.

For	Against	Abstain
4,430,372	284	18,458

PROPOSAL 5:

To elect, effective as of the consummation of the Business Combination Suhail Rizvi, Ben Kohn, Suying Liu, Tracey Edmonds and James Yaffe to serve on the Combined Company Board of Directors, which is referred to in the Proxy Statement as the Directors Proposal.

Each of the director nominees received the following votes:

Director Nominee	For	Withhold
Suhail Rizvi	4,429,597	19,517
Ben Kohn	4,430,019	19,095
Suying Liu	4,423,672	25,442
Tracey Edmonds	4,430,138	18,976
James Yaffe	4,429,125	19,989

PROPOSAL 6:

To approve the PLBY Group, Inc. 2021 Equity and Incentive Compensation Plan, to be effective upon the consummation of the Business Combination , which is referred to in the Proxy Statement as the Incentive Plan Proposal.

For	Against	Abstain
4,196,509	234,304	18,301

Item 8.01. Other Events

On February 9, 2021, the Company issued a press release announcing stockholder approval of the Business Combination at the Special Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated February 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2021

MOUNTAIN CREST ACQUISITION CORP

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer